Exhibit 32.2

CERTIFICATION OF CEO PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Envoy Medical, Inc. (the “Company”) for the quarter ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert Potashnick, as Interim Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Potashnick
Robert Potashnick
Interim Chief Financial Officer
(Principal Financial Officer; Principal Accounting Officer)

November 10, 2025